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                   STATE STREET INSTITUTIONAL INVESTMENT TRUST

                       STATE STREET EQUITY 500 INDEX FUND

             SERVICE CLASS, ADMINISTRATIVE CLASS AND CLASS R SHARES

                      SUPPLEMENT DATED JULY 2, 2007 TO THE
                        PROSPECTUSES DATED APRIL 27, 2007

The information with respect to Mr. James May in the Prospectuses under the heading "Management and Organization" is hereby deleted and replaced with the following information with respect to Mr. John A. Tucker:

JOHN A. TUCKER, CFA

Mr. Tucker is a Vice President of SSgA, a Principal of the Adviser and a Unit Head of the portfolio management team responsible for Exchange Traded Funds. Mr. Tucker manages a number of domestic and international portfolios. He is also responsible for new product research and development. Previously, Mr. Tucker was head of the Structured Products group in SSgA's London office. Prior to joining the investment management group of SSgA, Mr. Tucker was the Operations Manager for SSgA's International Structured Products group where he was responsible for the operations staff and functions. Mr. Tucker has been working in the investment management field since 1988. Mr. Tucker received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society.

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